UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 22, 2010

XERIUM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32498	42-1558674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8537 Six Forks Road, Suite 300, Raleigh, North Carolina 27615

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (919) 526-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On June 22, 2010, the Board of Directors of Xerium Technologies, Inc. (the “Company”) approved a plan to cease production at the Company’s Stowe Woodward roll covers facility in North Bay, Ontario by August 20, 2010. On June 28, 2010, the Company informed the affected employees of this plan.

The Company expects to record restructuring expenses of approximately $4 million related to the closure of this facility of which (i) approximately $1.6 million is for facility related expenses, including the relocation of assets, (ii) approximately $1.4 million is principally for severance to be paid through the third quarter of 2010 and (iii) approximately $1 million is for impairment losses based upon the Company’s evaluation of long-lived assets under the provisions of Accounting Standards Codification Topic No. 360, Property, Plant, and Equipment. The Company expects to expense $2 million of restructuring and impairments expenses during the second quarter of 2010 and most of the remaining $2 million during the second half of 2010. The Company estimates that approximately $3 million of the total expenses related to this announcement will result in future cash expenditures. The Company issued a press release on June 28, 2010 announcing this plan, a copy of which is attached as Exhibit 99.1 to this Form 8-K.

This report contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause actual results to differ materially from those indicated. Actual results may differ materially due to a number of factors, including variations in actual costs and cost savings from expectations, the risks and uncertainties discussed in the attached press release, and those factors discussed in the Company’s report on Form 10-K for the year ended December 31, 2009 and subsequent filings made by the Company with the Securities and Exchange Commission. Any forward-looking statements included in this report are as of the date made and the Company does not intend to update them if its views later change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is provided herewith.

Exhibit No.	Description

99.1	Press Release of Xerium Technologies, Inc. dated June 28, 2010 relating to the Company’s decision to close its Stowe Woodward roll covers facility in North Bay, Ontario.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XERIUM TECHNOLOGIES, INC.

Date: June 28, 2010	By:	/S/ DAVID G. MAFFUCCI
	Name:	David G. Maffucci
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Xerium Technologies, Inc. dated June 28, 2010 relating to the Company’s decision to close its Stowe Woodward roll covers facility in North Bay, Ontario.